UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 31, 2003



                             SILGAN HOLDINGS INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
-------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                            Description
-----------                            -----------

99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Co-Chief Executive Officer.

99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Co-Chief Executive Officer.

99.3 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Chief Financial Officer.


Item 9.  Regulation FD Disclosure.

     On March 31, 2003, the written certifications of both of the Co-Chief Executive Officers and of the Chief Financial Officer of Silgan Holdings Inc., or the Registrant, with reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission on March 31, 2003, as required by
     Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), accompanied the Registrant's Annual Report as additional correspondence.

     Copies of the written certifications are furnished pursuant to Item 9 and attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SILGAN HOLDINGS INC.


                                       By:   /s/Anthony J. Allott
                                             ----------------------------------
                                             Anthony J. Allott
                                             Executive Vice President and Chief
                                              Financial Officer

     Date:  March 31, 2003

                                INDEX TO EXHIBITS



  Exhibit No.                        Description
  -----------                        -----------

     99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Co-Chief Executive Officer.

     99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Co-Chief Executive Officer.

     99.3 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Chief Financial Officer.